UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

OSR HOLDINGS, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

BELLEVUE LIFE SCIENCES ACQUISITION CORP.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2025, Bellevue Life Sciences Acquisition Corp. (“BLAC”) filed an Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are described in the proxy statement (the “Proxy Statement”) for the special meeting of stockholders held by BLAC on February 13, 2025 (the “Special Meeting”). A copy of BLAC’s Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 13, 2025, BLAC held the Special Meeting to vote on the proposals described in the Proxy Statement.

There were 2,319,752 shares of BLAC common stock, par value $0.0001 per share (“BLAC Common Stock”), outstanding at the close of business on January 27, 2025, the record date for the Special Meeting. At the Special Meeting, the holders of 2,179,383 shares of BLAC Common Stock, or 93.95% of the voting power of all outstanding BLAC Common Stock were represented in person or by proxy, which constituted a quorum.

Set forth below are the proposals voted upon at the Special Meeting (each of which is described in the Proxy Statement) and the final voting results.

Proposal No. 1 – The Business Combination Proposal

A proposal to approve the business combination (the “Business Combination”) reflected by the Amended and Restated Business Combination Agreement, dated May 23, 2024, as amended on December 20, 2024 (the “Business Combination Agreement”).

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

Proposal No. 2 – The Charter Proposal

A proposal to approve the Amended and Restated Certificate of Incorporation of BLAC (the “Amended Charter”).

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

Proposals No. 3A-3F – The Advisory Governance Proposals

Six separate governance proposals (on a non-binding advisory basis in accordance with the requirements of the U.S Securities and Exchange Commission) relating to material differences between the current certificate of incorporation and the Amended Charter, and the current bylaws of BLAC and Amended and Restated Bylaws of BLAC to be in effect upon completion of the Business Combination. Specifically:

3A:	Name Change – To change BLAC’s name to “OSR Holdings, Inc.”

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

3B:	Preferred Stock – To increase the number of shares of preferred stock that can be issued from 1,000,000 shares to 20,000,000 shares.

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

3C:	Increase Vote Required for Removal of Directors – To provide that directors may be removed by the affirmative vote of the holders of at least 66 2/3% of the voting power instead of for cause and by the affirmative vote of holders of a majority of the voting power.

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

3D:	Corporate Opportunity – To eliminate the current limitations on the corporate opportunity doctrine.

FOR	AGAINST	ABSTAIN
2,179,383	--	--

3E:	Change in Quorum – To provide that the quorum required for stockholder meetings is the holders of one-third in voting power of the then outstanding shares of capital stock entitled to vote at the meeting instead of the holders of a majority in voting power of the then outstanding shares of capital stock entitled to vote at the meeting.

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

3F:	Additional Charter Amendments – To approve all other changes including eliminating certain provisions related to special purpose acquisition companies that will no longer be relevant following the closing of the Business Combination.

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

Proposal No. 4 – The Incentive Plan Proposal

A proposal to adopt the new omnibus incentive plan in the form attached as Annex H to the Proxy Statement.

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

Proposal No. 5 – The Director Election Proposal

A proposal to elect nine (9) individuals as directors of BLAC following the closing of the Business Combination until their respective successors are duly elected and qualified.

1. Kuk Hyoun Hwang

FOR	WITHHOLD
2,175,065	4,318

2. Jun Chul Whang

FOR	WITHHOLD
2,175,065	4,318

3. Phil Geon Lee

FOR	WITHHOLD
2,175,065	4,318

4. Alcide Barberis

FOR	WITHHOLD
2,175,065	4,318

5. Seng Chin Mah

FOR	WITHHOLD
2,175,065	4,318

6. Jin Whan Park

FOR	WITHHOLD
2,175,065	4,318

7. Sang Hyun Kim

FOR	WITHHOLD
2,175,065	4,318

8. Hyuk Joo Jee

FOR	WITHHOLD
2,175,065	4,318

9. Joong Myung Cho

FOR	WITHHOLD
2,175,065	4,318

Proposal No. 6 – The Nasdaq Proposal

A proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC, the issuance of shares of BLAC common stock pursuant to the Business Combination Agreement in connection with the Business Combination.

FOR	AGAINST	ABSTAIN
2,175,065	4,318	--

Proposal No. 7 – The Adjournment Proposal

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01 Other Events.

Redemptions

In connection with the votes to approve certain of the above proposals, 57,821 shares of BLAC Common Stock were tendered for redemption.

Press Release

On February 13, 2025, OSR Holdings, Inc. issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
99.1	Press Release, dated February 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Solicitation or Offer

This communication and this Current Report on Form 8-K shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2025

OSR HOLDINGS, INC

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer